UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.


                              (CAUSEWAY FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                                    CAUSEWAY
                                    EMERGING
                                  MARKETS FUND

                                 MARCH 31, 2010

                                   (GRAPHIC)

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-SA-004-0200
                         CAUSEWAY EMERGING MARKETS FUND

TABLE OF CONTENTS

Letter to Shareholders                                                         2
Schedule of Investments                                                        6
Sector Diversification                                                        12
Statement of Assets and Liabilities                                           13
Statement of Operations                                                       14
Statement of Changes in Net Assets                                            15
Financial Highlights                                                          16
Notes to Financial Statements                                                 18
Disclosure of Fund Expenses                                                   25

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

For the six months ended March 31, 2010, both the Causeway Emerging Markets Fund Institutional Class and Investor Class outperformed with returns of 12.66% and 12.65% respectively, compared to a return of 11.24% for the MSCI Emerging Markets Index ("EM Index"). The asset class continued its upward move, even after the stellar performance from earlier in 2009. Investors recognized positive signs of a global economic recovery and a stable global financial system and consequently bid up emerging market equities. Clearly the significant monetary and fiscal stimulus by governments across the world worked effectively. In fact, growth now appears to be self-sustaining, which means that governments can scale back their emergency measures. As long as this is a gradual process and as long as there are no unexpected negative shocks to the global economy, the backdrop for emerging market equities should be supportive, although the asset class is no longer as dramatically undervalued.

PORTFOLIO ATTRIBUTION

From a quantitative factor perspective, the portfolio's exposure to our bottom-up factors contributed to our six-month excess performance compared to the EM Index. In this group, our value, earnings growth and technical factors were all positive. Our top down factors, which have a smaller weight in our model, delivered negative relative performance during the period. Of the three top-down factor groups, both macroeconomic and country factors posted marginally positive relative performance, but this was more than offset by the relative underperformance of our sector factors.

At the industry level, holdings in materials, automobiles and components, and capital goods were the top contributors to relative outperformance. The most significant negative contributors included stock selection in banks, technology hardware and equipment, and household and personal products. From a country perspective, holdings in China, Thailand, and India contributed to relative outperformance while the biggest detractors included Russia, Brazil and Turkey. Currency had a negative impact on the portfolio primarily due to our underweight to the Mexican peso and overweights to the Korean won and the New Taiwan dollar.

From an individual stock selection perspective, the largest individual contributor to excess return was OAO NovaTek, the Russian natural gas exploration and production company. The stock performed well after announcing solid earnings due to increases in fuel prices. Additional notable contributors to positive return included the Chinese auto manufacturing company, Dongfeng Motor Group Company Limited, the Mexican precious metals mining company, Grupo Mexico SAB de CV, the Indian integrated aluminum manufacturing company, Hindalco Industries Limited, the Chinese coal mining company, Yanzhou Coal Mining Company Limited, and the Indian iron ore mining company, Sesa Goa Limited. Meanwhile, the largest single detractor from relative performance during the period was Bank of India. The stock experienced a significant sell-off due to expectations

                         CAUSEWAY EMERGING MARKETS FUND
of higher provisioning for non-performing loans going forward. Other notable detractors to active return included Hyundai Mipo Dockyard, a Korean shipbuilder, IDBI Bank Ltd., an Indian bank, Telkom South Africa Limited, China Petroleum and Chemical Corporation, and Quanta Computer Inc., a Taiwanese computer laptop manufacturing company.

SIGNIFICANT PORTFOLIO CHANGES

The top five purchases during the period were: KT Corp., a Korean telecommunications company, Charoen Pokphand Foods, a Thai food manufacturing company, Steinhoff International Holdings Limited, a South African furniture and household goods holding company, OAO Gazprom, a Russian natural gas exploration and production company, and LG Display, a Korean digital display manufacturing company. The top five sales during the period were: Petroleo Brasileiro SA, a Brazilian oil and natural gas exploration and production company, Centrais Eletricas Brasileiras SA, a Brazilian electric utility, LG Chemical Ltd., a Korean chemical manufacturing company, Dongfeng Motor Group Company Limited, a Chinese auto manufacturing company and MTN Group Ltd., a South African telecommunication company.

ECONOMIC OUTLOOK

Emerging market countries' gross domestic product ("GDP") growth rates appear to have fully recovered. By region, Asia continues to show the best prospects for growth; as countries such as China and India are expected to grow by 9.6% and 8% respectively in 2010 (based on consensus estimates from FX4cast). Taiwan is also expected to post strong GDP growth this year of 6.4%. Taiwan continues to benefit from exports to China, which will be an even greater driver of growth going forward once the Economic Cooperation Framework Agreement (ECFA) between the two nations is finalized. Slightly lower on the growth spectrum, South Korea is expected to grow 5.2% this year, and it experienced some slowdown in the fourth quarter of 2009 ("4Q09") compared to 3Q09 due to a reduction in government stimulus spending. In Europe, Russia has recovered nicely with its GDP growth rate expected to be 5.1% in 2010, after it experienced a crippling contraction of 7.9% in 2009. Rebounding oil and other commodity prices helped. Lastly, Brazil is expected to grow by 5.6% in 2010, reversing a modest contraction of 0.2% in 2009.

In terms of incremental governmental policy actions, most countries have finished their programs of easing and are now either holding or actually tightening interest rates. In Brazil, for example, the central bank announced an increase in bank reserve requirements designed to take BRL 71 billion out of circulation. In India, the Reserve Bank of India raised the benchmark reverse-repurchase rate to 3.5% from 3.25% and the repurchase rate to 5% from 4.75%. In China, the central bank raised the required reserve ratio by 50 basis points (bps) twice in 1Q10, with the current level being 16% for large banks and 14% for small banks. After Chinese banks issued a record 9.59 trillion yuan of new loans in 2009, hopes of slower loan growth this year were not realized as banks made 1.39 trillion of loans in January alone, which is 19% of the total target of 7.5 trillion yuan for the year. Thus, the central bank decided that more restrictive policy would be necessary. By contrast, the Russian central bank decided to lower interest rates by 25 bps in February to 8.5%.

                         CAUSEWAY EMERGING MARKETS FUND

Given that deflation is no longer a major concern currently, a number of central banks have once again focused on inflation. India's benchmark wholesale price index increased 9.9% year-over-year ("y/y") in February, a number that greatly exceeds the Reserve Bank of India's target. Part of the reason the rate of increase was so large was because the price level was measured against a depressed level from last year. Brazil's seven-month annualized inflation rate was 4.6%, which is marginally higher than the 4.5% mid-point of its target range. China and Taiwan are experiencing more muted levels of inflation (2.7% y/y and 2.4% y/y in February, respectively), but even these numbers represent significant increases from 2009. Additionally, neither country has a free floating exchange rate, which exacerbates import price inflation as each of their currencies is below fair value. The Chinese peg of its currency to the US dollar is especially problematic given the country's reliance on commodities. Commodities continued their positive performance over the last six months, after recovering in the second half of 2009, with copper advancing 26%, oil going up 14%, and gold ending 10% higher.

Most emerging market currencies that trade freely appreciated compared to the US dollar during the last six months, as investors sought higher yielding currencies. The willingness to sell dollars and buy emerging market currencies is also a sign of the continuation of a decrease in risk aversion. This decrease was additionally confirmed by the change in the S&P500 volatility index (VIX), which fell over 30% during 1Q10. Another measure of risk aversion, the EMBI (Emerging Markets Bond Index) yield spread over US Treasuries also continued its descent as it fell from 322 to 246 bps. Lastly, the Markit CDX Emerging Markets Index fell almost 14% during the period and ended at 231 basis points. Apparently, investors do not see much reason for concern about risk in global financial markets currently.

INVESTMENT OUTLOOK

Our outlook for emerging markets going forward remains positive, mainly because accommodative monetary policy and steep yield curves throughout the world should support emerging markets performance. In terms of quantitative factor performance within emerging markets, we do not anticipate that valuation factors will do nearly as well in 2010 as they did in 2009. This is due to the fact that value dispersion (that is, the difference in valuation ratios between expensive and inexpensive stocks) is no longer at the elevated levels seen in early 2009. High levels of value dispersion indicate significant opportunities for value investors. We still expect good performance from our value factors, however, as these factors performed well from 2004-2007, when value dispersion was at lower levels. We are less positive on the prospects for our momentum factors, however, as these factors currently contradict our valuation factors. To elaborate, our momentum factors are favoring cyclical over defensive stocks whereas our valuation factors indicate that cyclicals are no longer inexpensive. Lastly, we have positioned the portfolio to increase exposure to quality factors such as low financial leverage, low earnings uncertainty, and low volatility, which we believe will do better in 2010 because quality has become inexpensive. Increasing quality exposure will also provide ballast to the portfolio in the event that the debt problems in Greece, Portugal, Dubai, or other less solvent nations resurface or if the global macroeconomic data point to a faltering recovery.

                         CAUSEWAY EMERGING MARKETS FUND

We thank you for your investment in Causeway Emerging Markets Fund and look forward to serving you in the future.


/s/ Arjun Jayaraman                     /s/ MacDuff Kuhnert

Arjun Jayaraman                         MacDuff Kuhnert
Portfolio Manager                       Portfolio Manager

April 26, 2010

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

AS OF 3/31/10, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE 90.90% (ONE YEAR), 3.68% (THREE YEAR), AND 3.57% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE 90.71% (ONE YEAR), 3.66% (THREE YEAR), AND 3.55% (SINCE INCEPTION). INCEPTION WAS 3/30/07.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. A 2% REDEMPTION FEE IS CHARGED ON THE VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EMERGING MARKETS INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

                         CAUSEWAY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
COMMON STOCK
BRAZIL -- 10.9%
   Banco Bradesco SA ADR                                                       10,780       $   199
   Banco do Brasil SA                                                           4,200            70
   Centrais Eletricas Brasileiras SA                                            8,900           132
   Cia de Saneamento Basico do Estado de Sao Paulo ADR                         12,600           464
   Itau Unibanco Banco Multiplo SA ADR                                          3,985            88
   Petroleo Brasileiro SA ADR                                                  16,400           666
   Souza Cruz SA                                                                9,900           346
   Tele Norte Leste Participacoes SA ADR                                        8,800           155
   Vale SA ADR, Class B                                                        28,500           917
                                                                                            -------
                                                                                              3,037
                                                                                            -------
CHINA -- 17.8%
   American Oriental Bioengineering Inc.(1)                                    28,000           114
   Bank of China Ltd.                                                       1,089,000           581
   Beijing Enterprises Holdings Ltd.                                           36,500           254
   China Agri-Industries Holdings Ltd.                                        257,000           355
   China Construction Bank Corp., Class H                                     785,000           643
   China Life Insurance Co. Ltd. ADR                                              600            43
   China Mobile Ltd. ADR                                                        9,000           433
   China Petroleum & Chemical Corp. ADR                                         4,900           403
   CNOOC Ltd. ADR                                                               2,000           330
   Dongfeng Motor Group Co. Ltd., Class H                                     296,000           481
   FerroChina Ltd.(1, 2, 3)                                                   258,000            --
   Hopson Development Holdings Ltd.                                            80,000           129
   Industrial & Commercial Bank of China                                      369,000           281
   Renhe Commercial Holdings Co. Ltd.                                       1,048,000           243
   Shenzhen Investment Ltd.                                                   712,000           264
   Soho China Ltd.                                                            137,500            78
   Yanzhou Coal Mining Co. Ltd. ADR                                            13,100           316
                                                                                            -------
                                                                                              4,948
                                                                                            -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
INDIA -- 8.1%
   Bank of India                                                               31,119       $   236
   Hindalco Industries Ltd.                                                   115,741           468
   IDBI Bank Ltd.                                                             152,283           391
   Infosys Technologies Ltd. ADR                                                1,700           100
   Oil & Natural Gas Corp. Ltd.                                                11,632           285
   Satyam Computer Services Ltd.                                               33,314            69
   Sesa GOA Ltd.(1)                                                            25,558           268
   Tata Consultancy Services Ltd.                                              21,692           378
   Tata Steel Ltd.                                                              4,123            58
                                                                                            -------
                                                                                              2,253
                                                                                            -------
INDONESIA -- 2.2%
   Astra International                                                         52,500           242
   United Tractors GDR                                                        189,500           383
                                                                                            -------
                                                                                                625
                                                                                            -------
ISRAEL -- 5.0%
   Bezeq Israeli Telecommunication Corp. Ltd.                                  71,865           204
   Cellcom Israel Ltd. ADR                                                     12,100           414
   Check Point Software Technologies(1)                                         2,800            98
   Partner Communications Co. Ltd.                                              1,743            39
   Teva Pharmaceutical Industries Ltd. ADR                                      9,924           626
                                                                                            -------
                                                                                              1,381
                                                                                            -------
MALAYSIA -- 0.8%
   Affin Holdings Bhd                                                         214,700           191
   Sime Darby Bhd                                                              10,800            29
                                                                                            -------
                                                                                                220
                                                                                            -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
MEXICO -- 4.1%
   America Movil SAB de CV, Class L ADR                                        10,300       $   518
   Grupo Mexico SAB de CV ADR                                                 137,194           369
   Wal-Mart de Mexico SAB de CV                                                48,500           249
                                                                                            -------
                                                                                              1,136
                                                                                            -------
POLAND -- 1.8%
   KGHM Polska Miedz SA                                                        13,001           488
                                                                                            -------
RUSSIA -- 7.0%
   LUKOIL ADR                                                                  13,175           747
   Mobile Telesystems ADR                                                       2,700           150
   OAO Gazprom                                                                 33,594           195
   OAO Gazprom ADR                                                             26,815           625
   OAO NovaTek GDR                                                              3,079           224
                                                                                            -------
                                                                                              1,941
                                                                                            -------
SINGAPORE -- 0.6%
   Yangzijiang Shipbuilding Holdings Ltd.                                     207,000           172
                                                                                            -------
SOUTH AFRICA -- 5.2%
   Aveng Ltd.                                                                  17,440            91
   British American Tobacco PLC                                                 1,090            38
   Growthpoint Properties Ltd.                                                114,305           233
   Massmart Holdings Ltd.                                                      13,813           207
   Metropolitan Holdings Ltd.                                                 123,982           289
   Reinet Investments SCA(1)                                                    1,709             3
   Remgro Ltd.                                                                 22,559           305
   Steinhoff International Holdings Ltd.(1)                                    69,568           192
   Woolworths Holdings Ltd.                                                    32,231           100
                                                                                            -------
                                                                                              1,458
                                                                                            -------
SOUTH KOREA -- 14.1%
   Busan Bank                                                                       4            --
   Daishin Securities Co. Ltd.(1)                                              27,170           378

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
SOUTH KOREA -- (CONTINUED)
   Global & Yuasa Battery Co. Ltd.                                              4,950       $   118
   Honam Petrochemical Corp.                                                    2,707           271
   Hyundai Heavy Industries                                                       671           141
   Kia Motors Corp.                                                            10,510           235
   Korea Zinc Co. Ltd.                                                          1,005           179
   KT Corp.                                                                    10,230           423
   LG Chemical Ltd.                                                               648           138
   LG Display Co. Ltd. ADR                                                     24,200           428
   LG Telecom Ltd.                                                             47,091           321
   POSCO ADR                                                                    2,500           293
   Samsung Electronics Co. Ltd.                                                 1,197           866
   STX Engine Co. Ltd.                                                          2,400            45
   Youngone Corp.                                                               3,854           104
                                                                                            -------
                                                                                              3,940
                                                                                            -------
TAIWAN -- 11.9%
   Altek Corp.                                                                110,224           194
   Asia Optical Co. Inc.                                                           70            --
   Chunghwa Telecom Co. Ltd. ADR                                                4,625            90
   Compal Electronics Inc.                                                    326,958           428
   Gigabyte Technology Co. Ltd.                                               313,000           304
   HON HAI Precision Industry Co. Ltd.                                         17,000            74
   Hung Poo Real Estate Development Corp.                                      58,000            77
   Hung Sheng Construction Co. Ltd.                                           608,000           357
   Inventec Co. Ltd.                                                          223,000           127
   Lite-On Technology Corp.                                                   211,472           281
   Quanta Computer Inc.                                                       162,060           315
   Quanta Storage Inc.                                                         60,660           105
   Radium Life Tech Co. Ltd.(1)                                               180,000           152
   Star Travel Taiwan Co. Ltd.(1, 2, 4, 5)                                     19,800            18
   Taiwan Cooperative Bank                                                    276,000           167
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                             43,902           460

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
TAIWAN -- (CONTINUED)
   Tsann Kuen Enterprise Co. Ltd.                                                 13,200    $    24
   Wistron Corp.                                                                  71,977        131
                                                                                            -------
                                                                                              3,304
                                                                                            -------
THAILAND -- 3.1%
   Charoen Pokphand Foods                                                      1,106,800        514
   Krung Thai Bank                                                               427,500        161
   Thanachart Capital                                                            262,600        202
   Thoresen Thai Agencies                                                             20         --
                                                                                            -------
                                                                                                877
                                                                                            -------
TURKEY -- 2.6%
   Aksa Akrilik Kimya Sanayii                                                     75,017        119
   Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)                 374,486        155
   Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                                      30,433         55
   Turk Hava Yollari                                                             114,529        393
                                                                                            -------
                                                                                                722
                                                                                            -------
TOTAL COMMON STOCK
   (COST $23,175) -- 95.2%                                                                   26,502
                                                                                            -------
PREFERRED STOCK
BRAZIL -- 3.2%
   Cia Energetica de Minas Gerais                                                 10,225        169
   Eletropaulo Metropolitana Eletricidade de Sao Paulo SA                         20,329        446
   Investimentos Itau SA                                                          40,156        275
   Telemar Norte Leste SA                                                              9         --
                                                                                            -------
                                                                                                890
                                                                                            -------
SOUTH KOREA -- 0.5%
   Hyundai Motor Co.                                                               3,820        142
                                                                                            -------
TOTAL PREFERRED STOCK
   (COST $916) -- 3.7%                                                                        1,032
                                                                                            -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH 31, 2010 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                                           NUMBER OF SHARES    VALUE
------------------------------                                           ----------------   -------
SHORT-TERM INVESTMENT
   Dreyfus Cash Management, Institutional Class, 0.070% **                    111,098       $   111
                                                                                            -------
TOTAL SHORT-TERM INVESTMENT
   (COST $111) -- 0.4%                                                                          111
                                                                                            -------
TOTAL INVESTMENTS -- 99.3%
   (COST $24,202)                                                                            27,645
                                                                                            -------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%                                                   197
                                                                                            -------
NET ASSETS -- 100.0%                                                                        $27,842
                                                                                            =======

*    Except for share data.

**   The rate reported is the 7-day effective yield as of March 31, 2010.

(1)  Non-income producing security.

(2) Securities considered illiquid. The total market value of such securities as of March 31, 2010 was $18 and represented 0.1% of Net Assets.

(3)  Security is fair valued at zero due to company's insolvency.

(4) Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.

(5) Security fair valued by the Fair Value Committee in accordance with fair value pricing procedures approved by the Board of Trustees. The total value of such securities as of March 31, 2010 was $18 and represented 0.1% of Net Assets.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Amounts designated as "--" are $0, or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

SECTOR DIVERSIFICATION
AS OF MARCH 31, 2010, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                               COMMON   PREFERRED      % OF
CAUSEWAY EMERGING MARKETS FUND                  STOCK     STOCK     NET ASSETS
------------------------------                 ------   ---------   ----------
Financials                                      20.7%      1.0%        21.7%
Information Technology                          14.9       0.0         14.9
Energy                                          13.6       0.0         13.6
Materials                                       12.9       0.0         12.9
Telecommunication Services                       9.9       0.0          9.9
Consumer Discretionary                           6.6       0.5          7.1
Consumer Staples                                 6.6       0.0          6.6
Industrials                                      5.4       0.0          5.4
Utilities                                        2.5       2.2          4.7
Health Care                                      2.1       0.0          2.1
                                               -----       ---        -----
TOTAL                                           95.2%      3.7%        98.9%
                                               =====       ===        =====
SHORT-TERM INVESTMENT                                                   0.4
                                                                      -----
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                            0.7
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                            CAUSEWAY
                                                                            EMERGING
                                                                          MARKETS FUND
                                                                          ------------
                                                                             3/31/10
                                                                          ------------
ASSETS:
   Investments at Value (Cost $24,202)                                      $ 27,645
   Receivable for Investment Securities Sold                                     514
   Receivable for Dividends and Interest                                         145
   Prepaid Expenses                                                               20
   Receivable for Fund Shares Sold                                                12
                                                                            --------
      TOTAL ASSETS                                                            28,336
                                                                            --------
LIABILITIES:
   Payable for Investment Securities Purchased                                   308
   Accumulated Foreign Capital Gains Tax on Appreciated Securities               110
   Payable for Fund Shares Redeemed                                               12
   Payable for Foreign Currency                                                    4
   Payable due to Investment Adviser                                               9
   Payable for Shareholder Service Fees -- Investor Class                          3
   Payable due to Administrator                                                    1
   Payable for Trustees' Fees                                                      1
   Other Accrued Expenses                                                         46
                                                                            --------
      TOTAL LIABILITIES                                                          494
                                                                            --------
      NET ASSETS                                                            $ 27,842
                                                                            ========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                $ 36,579
   Distributions in Excess of Net Investment Income                             (206)
   Accumulated Net Realized Loss on Investments                              (11,866)
   Accrued Foreign Capital Gains Tax on Appreciated Securities                  (110)
   Net Unrealized Appreciation on Investments                                  3,443
   Net Unrealized Appreciation on Foreign Currencies and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies               2
                                                                            --------
      NET ASSETS                                                            $ 27,842
                                                                            ========
NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
   $21,298,980 / 2,127,476 SHARES) -- INSTITUTIONAL CLASS                   $  10.01
                                                                            ========
NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
   $6,543,513 / 649,240 SHARES) -- INVESTOR CLASS                           $  10.08
                                                                            ========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                         CAUSEWAY
                                                                                         EMERGING
                                                                                       MARKETS FUND
                                                                                       ------------
                                                                                        10/01/09 to
                                                                                          3/31/10
                                                                                       ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $15)                                 $  252
                                                                                          ------
   TOTAL INVESTMENT INCOME                                                                   252
                                                                                          ------
EXPENSES:
   Investment Advisory Fees                                                                  148
   Administration Fees                                                                         8
   Shareholder Service Fees -- Investor Class                                                  2
   Custodian Fees                                                                             42
   Transfer Agent Fees                                                                        26
   Professional Fees                                                                          24
   Registration Fees                                                                          13
   Printing Fees                                                                               7
   Trustees' Fees                                                                              2
   Other Fees                                                                                 12
                                                                                          ------
   TOTAL EXPENSES                                                                            284
   Less:
   Waiver of Investment Advisory Fees                                                        (82)
                                                                                          ------
   NET EXPENSES                                                                              202
                                                                                          ------
   NET INVESTMENT INCOME                                                                      50
                                                                                          ------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                            1,688
   Net Realized Gain from Foreign Currency Transactions                                       10
   Net Change in Unrealized Appreciation on Investments                                    2,132
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                         (44)
   Net Change in Unrealized Depreciation on Foreign Currency and Translation of
      Other Assets and Liabilities Denominated in Foreign Currency                           (13)
                                                                                          ------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS       3,773
                                                                                          ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $3,823
                                                                                          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                              CAUSEWAY EMERGING MARKETS FUND
                                                                              ------------------------------
                                                                                10/01/09 to   10/01/08 to
                                                                                    3/31/10       9/30/09
                                                                                (Unaudited)     (Audited)
                                                                                -----------   -----------
OPERATIONS:
   Net Investment Income                                                          $    50      $    646
   Net Realized Gain (Loss) from Security Transactions                              1,688       (12,212)
   Net Realized Gain (Loss) from Foreign Currency Transactions                         10          (120)
   Net Change in Unrealized Appreciation on Investments                             2,132        16,839
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                  (44)          (59)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                                 (13)           21
                                                                                  -------      --------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             3,823         5,115
                                                                                  -------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                            (609)         (544)
      Investor Class                                                                 (159)          (47)
                                                                                  -------      --------
   Total Net Investment Income Dividends                                             (768)         (591)
                                                                                  -------      --------
   NET DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS(1)           (9,022)       (2,913)
   Redemption Fees(2)                                                                  17             5
                                                                                  -------      --------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (5,950)        1,616
                                                                                  -------      --------
NET ASSETS:
      BEGINNING OF PERIOD                                                          33,792        32,176
                                                                                  -------      --------
      END OF PERIOD                                                               $27,842      $ 33,792
                                                                                  =======      ========
      UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME            $  (206)     $    512
                                                                                  =======      ========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED) AND THE YEAR OR PERIOD ENDED SEPTEMBER 30,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                         Net
                                                       Realized
                                                         and
                                Net Asset             Unrealized
                                  Value,                 Gain                Dividends                   Total
                                Beginning     Net     (Loss) on  Total from  from Net  Distributions Dividends and of Period Investment Investments Operations Investment from Capital  Distributions Redemption
                                   ($)    Income ($)     ($)         ($)    Income ($)   Gains ($)        ($)       Fees ($)
                                --------- ---------- ----------- ---------- ---------- ------------- ------------- ----------
CAUSEWAY EMERGING MARKETS FUND+
INSTITUTIONAL CLASS
   2010(2)                         9.15      0.02        1.13       1.15      (0.29)         --         (0.29)          --
   2009                            7.96      0.16        1.18       1.34      (0.15)         --         (0.15)          --
   2008                           13.26      0.31       (5.00)     (4.69)     (0.21)      (0.40)        (0.61)          --
   2007(1)                        10.00      0.08        3.18       3.26         --          --            --           --
INVESTOR CLASS
   2010(2)                         9.21      0.02        1.12       1.14      (0.28)         --         (0.28)        0.01
   2009                            7.97      0.17        1.19       1.36      (0.12)         --         (0.12)          --
   2008                           13.29      0.22       (4.94)     (4.72)     (0.20)      (0.40)        (0.60)          --
   2007(1)                        10.00      0.06        3.23       3.29         --          --            --           --

(1)  Commenced operations on March 30, 2007.

(2) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY EMERGING MARKETS FUND


                                                  Ratio of
                                                  Expenses        Ratio
                                                 to Average      of Net
                         Net Assets   Ratio of       Net       Investment
  Net Asset                End of   Expenses to    Assets        Income     Portfolio
  Value, End     Total     Period   Average Net  (Excluding    to Average    Turnover
of Period ($) Return (%)   ($000)    Assets (%) Waivers) (%) Net Assets (%)  Rate (%)
------------- ---------- ---------- ----------- ------------ -------------- ---------


    10.01        12.66     21,299       1.35        1.90          0.32          33
     9.15        18.25     29,754       1.35        1.88          2.46          92
     7.96       (37.10)    28,851       1.35        1.56          2.69         100
    13.26        32.60     22,376       1.35        3.24          1.44          77

    10.08        12.65      6,543       1.44        2.03          0.43          33
     9.21        18.15      4,038       1.45        1.98          2.61          92
     7.97       (37.22)     3,325       1.60        1.82          1.79         100
    13.29        32.90      4,517       1.58        3.16          1.02          77

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Causeway Emerging Markets Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")) or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

                         CAUSEWAY EMERGING MARKETS FUND

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:

Investments in          Level 1   Level 2   Level 3    Total
Securities               (000)     (000)     (000)     (000)
---------------         -------   -------   -------   -------
Common Stock
   Brazil               $ 3,037     $--       $--     $ 3,037
   China                  4,948      --        --       4,948
   India                  2,253      --        --       2,253
   Indonesia                625      --        --         625
   Israel                 1,381      --        --       1,381
   Malaysia                 220      --        --         220
   Mexico                 1,136      --        --       1,136
   Poland                   488      --        --         488
   Russia                 1,941      --        --       1,941
   Singapore                172      --        --         172
   South Africa           1,458      --        --       1,458
   South Korea            3,940      --        --       3,940
   Taiwan                 3,286      --        18       3,304
   Thailand                 877      --        --         877
   Turkey                   722      --        --         722
                        -------     ---       ---     -------
Common Stock Total      $26,484     $--       $18     $26,502
Preferred Stock
   Brazil                 $ 890     $--       $--       $ 890
   South Korea              142      --        --         142
                        -------     ---       ---     -------
Total Preferred Stock   $ 1,032     $--       $--     $ 1,032
Short-Term
   Investment           $   111     $--       $--     $   111
                        -------     ---       ---     -------
Total Investment
   in Securities        $27,627     $--       $18     $27,645
                        =======     ===       ===     =======

                         CAUSEWAY EMERGING MARKETS FUND

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                       Investments
                                                      in Securities
                                                          (000)
                                                      -------------
Beginning balance as of October 1, 2009                   $--
   Accrued discounts/premiums                              --
   Realized gain/(loss)                                    --
   Change in unrealized appreciation/(depreciation)        --
   Net purchases/sales                                     --
   Net transfer into Level 3                               18
   Net transfer out of Level 3                             --
                                                          ---
Ending balance as of March 31, 2010                       $18
                                                          ===

For the six months ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

                         CAUSEWAY EMERGING MARKETS FUND

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the "Adviser") for its clients to rebalance their portfolios. The Fund's redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2010, the Institutional Class and Investor Class received $9,127 and $8,131 in redemption fees, respectively.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Adviser contractually agreed through January 31, 2011 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% and 1.60% of Institutional Class and Investor Class average

                         CAUSEWAY EMERGING MARKETS FUND
daily net assets, respectively. For the six months ended March 31, 2010, the Adviser waived $82,442.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2010, the Investor Class paid 0.09% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2010, approximately $1.111 million of net assets were held by affiliated investors.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2010, for the Fund were as follows:

Purchases    Sales
  (000)      (000)
---------   -------
 $9,641     $19,552

5. RISKS OF FOREIGN INVESTING

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net

                         CAUSEWAY EMERGING MARKETS FUND
realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2010, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $110,225.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

Undistributed     Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
    $(97)             $97

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009, and September 30, 2008 were as follows (000):

       Ordinary    Long-Term
        Income    Capital Gain   Total
       --------   ------------   ------
2009    $  591        $--        $  591
2008     1,329         --         1,329

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $    767
Capital Loss Carryforwards        (2,906)
Unrealized Appreciation              562
Post-October Losses              (10,115)
Post-October Currency Losses         (97)
Other Temporary Differences           (3)
                                --------
Total Accumulated Losses        $(11,792)
                                ========

Post-October Losses and Post-October Currency Losses represent losses realized on securities and currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.

                         CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(CONCLUDED)

At March 31, 2010, the total cost of securities Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                           Net
 Federal   Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Appreciation
--------   -----------   -----------   ------------
 $24,202      $5,568       $(2,125)       $3,443

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                     Six Months Ended       Year Ended
                                                      March 31, 2010    September 30, 2009
                                                       (Unaudited)           (Audited)
                                                    -----------------   ------------------
                                                    SHARES     VALUE    SHARES     VALUE
                                                    ------   --------   ------   ---------
INSTITUTIONAL CLASS:
Shares Sold                                             23   $    231      767    $ 4,634
Shares Issued in Reinvestment of
   Dividends and Distributions                          62        595      102        537
Shares Redeemed                                     (1,210)   (11,963)  (1,242)    (7,927)
                                                    ------    -------   ------     ------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions            (1,124)   (11,137)    (373)    (2,756)
                                                    ------    -------   ------     ------
INVESTOR CLASS:
Shares Sold                                            330      3,270      360      2,331
Shares Issued in Reinvestment of
   Dividends and Distributions                          16        155        9         45
Shares Redeemed                                       (136)    (1,310)    (348)    (2,533)
                                                    ------    -------   ------     ------
Increase (Decrease) in Shares Outstanding Derived
   from Investor Class Transactions                    211      2,115       21       (157)
                                                    ------    -------   ------     ------
Decrease in Shares Outstanding from
   Capital Share Transactions                         (913)  $ (9,022)    (352)   $(2,913)
                                                    ======    =======     ====     ======

8. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

9. SIGNIFICANT SHAREHOLDER CONCENTRATION

As of March 31, 2010, three of the Fund's shareholders owned 69% of net assets.

10. SUBSEQUENT EVENTS

From March 31, 2010 through the date the financial statements were issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.

                         CAUSEWAY EMERGING MARKETS FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

                         CAUSEWAY EMERGING MARKETS FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                 BEGINNING     ENDING                 EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED    PAID
                                   VALUE       VALUE      EXPENSE      DURING
                                  10/1/09     3/31/10      RATIOS     PERIOD*
                                 ---------   ---------   ----------   --------
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Institutional Class              $1,000.00   $1,126.60      1.35%      $7.15
HYPOTHETICAL 5% RETURN
Institutional Class              $1,000.00   $1,018.21      1.35%      $6.79
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Investor Class                   $1,000.00   $1,126.50      1.44%      $7.61
HYPOTHETICAL 5% RETURN
Investor Class                   $1,000.00   $1,017.77      1.44%      $7.22

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                         CAUSEWAY EMERGING MARKETS FUND

                                      NOTES

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date:  June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date:  June 3, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer

Date: June 3, 2010